______________________________________________________________________________

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 19, 2004


                            BOK FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Oklahoma                       000-19341               73-1373454
(State or other jurisdiction           (Commission            (IRS Employer
        of incorporation)              File Number)         Identification No.)


  Bank of Oklahoma Tower, Boston Avenue at Second Street, Tulsa, Oklahoma 74172
                    (Address of principal executive offices)


               Registrant's telephone number, including area code:
                                 (918) 588-6000


               _____________________N/A___________________________
          (Former name or former address, if changes since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 2.02.  Results of Operations and Financial Condition.

     On October 19, 2004, BOK Financial Corporation ("BOK Financial") issued a press release announcing its financial results for the third quarter ended September 30, 2004 ("Press Release"). The full text of the Press Release is attached as Exhibit 99(a) to this report and is incorporated herein by reference. On October 19, 2004, in connection with BOK Financial's issuance of the Press Release, BOK Financial released financial information related to the three and nine months ended September 30, 2004 ("Financial Information"), which includes certain historical financial information relating to BOK Financial. The Financial Information is attached as Exhibit 99(b) to this report and is incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c)      Exhibits

          99(a)Text of Press  Release,  dated  October  19,  2004,  titled  "BOK
               Financial Income Up 23 Percent in Third Quarter - Net Interest Revenue, Credit Quality, Expense Control Fuel Earnings"

          99(b)Financial  Information  for  the  Three  and  Nine  Months  Ended
               September 30, 2004



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BOK FINANCIAL CORPORATION

                                             By:  /s/  Steven E. Nell
                                             ----------------------------
                                             Steven E. Nell
                                             Executive Vice President
                                             Chief Financial Officer
Date:  October 19, 2004

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                                  Exhibit Index

Exhibit No.      Description

99(a) Text of Press Release, dated October 19, 2004, titled "BOK Financial Income Up 23 Percent in Third Quarter - Net Interest Revenue, Credit Quality, Expense Control Fuel Earnings"

99(b)            Financial Information for the Three and Nine Months Ended
                 September 30, 2004